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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 10, 2006

                                   TVIA, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                      0-30539                  94-3175152
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(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

        4001 Burton Drive, Santa Clara, CA                         95054
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     (Address of principal executive offices)                    (Zip Code)

         Registrant's telephone number, including area code 408/982-8588


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

On August 10, 2006, the shareholders of Tvia, Inc. elected Dr. Baichuan Du to the Company's Board as a Class III director. There was not and is not any arrangement or understanding between Dr. Du and any other person pursuant to which Dr. Du was selected to be a director.

Dr. Du is a graduate of Beijing University. Since 1994, Dr. Du has served as the Chair of China HDTV Experts Group and the Deputy Director of China Radio and TV Standardization Working Group. He also served as the Deputy Director of SARFT Science and Technology Committee. From 2000, Dr. Du has served as the President of SARFT (China State Administration of Radio, Film, and Television) Academy of Broadcasting Science (ABS) and from 2001 to June 2006 Dr. Du served as the Deputy CTO of SARFT.

ITEM 9.01   FINACIAL STATEMENTS AND EXHIBITS

(d)   Exhibits

99.1  Press release dated August 14, 2006.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TVIA, INC.

Date:  August 15, 2006
                                                /s/  Diane Bjorkstrom
                                                --------------------------------
                                                Diane Bjorkstrom
                                                Chief Financial Officer
                                                (Principal Financial Officer and
                                                Duly Authorized Signatory)